SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Funds Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AUGUST 19, 2011

WELLS FARGO FUNDS TRUST, on behalf of the following series: Wells Fargo Advantage Disciplined U.S. Core Fund
Wells Fargo Advantage Index Fund
(Each, a "Fund" and together, the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a combined Special Meeting of Shareholders (the "Meeting") of the Funds will be held on August 19, 2011 at 10:30 a.m. Pacific time, at the offices of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new Sub-Advisory Agreement with Golden Capital Management, LLC;

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 26, 2011 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC.

By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

June 14, 2011

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Wells Fargo Funds Trust (the "Trust") for a combined Special Meeting of Shareholders (the "Meeting") to be held at Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the Funds, on August 19, 2011 at 10:30 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (866) 828-6931 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about June 14, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the Web site indicated on your proxy card.

Proxy Solicitation

Shareholders are being asked to approve new Sub-Advisory Agreements with Golden Capital Management, LLC ("Golden Capital") for the Wells Fargo Advantage Disciplined U.S. Core Fund (the "Disciplined U.S. Core Fund") and the Wells Fargo Advantage Index Portfolio (the "Index Portfolio") in anticipation of the expected termination of the current investment sub-advisory agreements (the "Current Agreements") among the Funds, Wells Fargo Funds Management, LLC ("Funds Management"), as investment adviser, and Wells Capital Management Incorporated ("Wells Capital"), as sub-adviser. For purposes of this proxy statement, as the context may suggest, references to the "Fund" or the "Funds" should be read to include the Disciplined U.S. Core Fund and the Index Portfolio. The expected termination of the Current Agreements results from Wells Capital's agreement to contribute its Global Strategic Products advisory business to Golden Capital in exchange for an additional ownership interest in Golden Capital. For each Fund, holders of shares (the "Shares") of the Fund (the "Shareholders") may vote on the matters set forth in the accompanying notice. Shareholders of each Fund vote separately on each proposal. The outcome of a vote for one Fund will not affect the outcome of a vote for the other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the new Sub-Advisory Agreement with Golden Capital. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

Shareholders of the Disciplined U.S. Core Fund are being asked to approve a new Sub-Advisory Agreement directly with Golden Capital.

The Wells Fargo Advantage Index Fund (the "Index Fund") is a gateway feeder fund that invests substantially all of its assets in the Index Portfolio. Interestholders of the Index Portfolio are being asked to approve a new Sub-Advisory Agreement directly with Golden Capital. As the majority interestholder of the Index Portfolio, the Index Fund, via this proxy solicitation, is "passing through" to its Shareholders its right to vote (as an interestholder of the Index Portfolio) on the Index Portfolio's new Sub-Advisory Agreement with Golden Capital. The Index Fund will vote its interest in the Index Portfolio on the new Sub-Advisory Agreement with Golden Capital in accordance with the instructions received from the Index Fund Shareholders. In this way, Shareholders of the Index Fund are essentially being asked to approve the Index Portfolio's new Sub-Advisory Agreement with Golden Capital.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals). With regard to each new Sub-Advisory Agreement with Golden Capital, votes may be cast IN FAVOR OF or AGAINST the proposed new Sub-Advisory Agreement or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have the effect of a vote against the new Sub-Advisory Agreement with Golden Capital.

The approval of each new Sub-Advisory Agreement with Golden Capital requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Funds Management, or one of its affiliates, will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, The Altman Group, the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $67,500 with respect to the proposals covered by this proxy statement. This fee will not be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on May 26, 2011 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of May 26, 2011, each Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Wells Fargo Advantage Disciplined U.S. Core Fund
Class A	19,338,520.443
Class C	689,871.658
Administrator Class	18,461,807.387
Institutional Class	834.613
Wells Fargo Advantage Index Fund
Class A	8,280,580.439
Class B	423,876.596
Class C	1,719,571.250
Administrator Class	36,001,943.479
Investor Class	2,775,430.926

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of each Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of each Fund as owning of record 5% or more of the outstanding Shares of any class of the Fund as of May 26, 2011.

As of May 26, 2011, the officers and Trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Funds Management, the Funds' investment adviser. Additionally, as of May 26, 2011, the officers and Trustees of the Trust as a group beneficially owned in the aggregate less than 1% of Wells Capital, the Funds' current sub-adviser, and less than 1% of Golden Capital, the Funds' proposed sub-adviser.

I. APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC

The owners of Golden Capital are GCM Partners, Inc. (currently 55%), a corporation owned by Greg W. Golden, Jeffrey C. Moser, and Jonathan W. Cangalosi, and Alternative Strategies Group, Inc. (currently 45%), a wholly owned subsidiary of Wells Fargo. GCM Partners, Inc. is the manager of Golden Capital. In February 2011, Golden Capital entered into a definitive agreement with Wells Capital and GCM Partners, Inc. (the "Contribution Agreement") that contemplates that Wells Capital would contribute certain assets of the Global Strategic Products business, including the sub-advisory responsibilities for the Disciplined U.S. Core Fund and the Index Portfolio, to Golden Capital. Wells Capital or its affiliate would be assigned the 45% interests in Golden Capital held by Alternative Strategies Group, Inc. and would be issued an additional 20% equity interest in Golden Capital (the "Stage 1 Closing"). Immediately following these transactions, Wells Capital or its affiliate would own 65% of the membership interests in Golden Capital, and GCM Partners, Inc. would own the remaining 35% of the membership interests in Golden Capital. GCM Partners, Inc. will continue to be the manager of Golden Capital.

Under the terms of the Contribution Agreement, upon the Stage 1 Closing, GCM Partners, Inc. and Wells Capital or its affiliate would enter into an amended and restated operating agreement of Golden Capital (the "Amended LLC Agreement"). Under the Amended LLC Agreement, GCM Partners, Inc. and Wells Capital or its affiliate will have put/call options with respect to the 35% membership interest retained by GCM Partners, Inc. after the Stage 1 Closing. The put/call options are generally exercisable as of December 31, 2015 and December 31, 2016 (or in limited circumstances beforehand). The put/call options as of December 31, 2015 apply to 50% of GCM Partner, Inc.'s then outstanding membership interests in Golden Capital (the "Stage 2 Closing"), and the put/call options as of December 31, 2016 apply to 100% of GCM Partners, Inc.'s then outstanding membership interests in Golden Capital (the "Stage 3 Closing"). If these put/call options are fully exercised, Golden Capital would become an indirect wholly owned subsidiary of Wells Fargo.

The consummation of the transactions contemplated by the Stage 2 Closing and the Stage 3 Closing could, in the absence of exemptive or other relief from the Securities and Exchange Commission (the "SEC") or its staff, constitute an "assignment" of each of the Disciplined U.S. Core Fund's and the Index Portfolio's then-effective Sub-Advisory Agreement with Golden Capital that would again require each Fund's shareholders to approve a new Sub-Advisory Agreement with Golden Capital even if no changes to the terms of the Sub-Advisory Agreement otherwise occur. The Funds intend to approach the SEC or its staff regarding the possibility of avoiding additional proxy solicitations for the Funds in connection with the Stage 2 Closing and/or Stage 3 Closing, and may file with the SEC a request for exemptive or other relief from such shareholder approval requirement. In this regard, while there is no assurance that any such relief would be provided by the SEC, to the extent that the SEC or its staff grants such relief, Fund shareholders would not be asked to vote on new Sub-Advisory Agreements in connection with the Stage 2 and Stage 3 Closings. Instead, by voting in favor of the proposed Sub-Advisory Agreement with Golden Capital at the 2011 Meeting, subject to any such relief, Fund shareholders will also be deemed to have voted in favor of a new Sub-Advisory Agreement with Golden Capital, on identical terms, in connection with any Stage 2 Closing and/or Stage 3 Closing.

Comparison of the New Sub-Advisory Agreements to the Current Sub-Advisory Agreements

At a meeting held on May 17-18, 2011, the Boards of Trustees of the Wells Fargo Advantage Funds (the "Boards of Trustees") approved the new Sub-Advisory Agreements with Golden Capital subject to Shareholder approval.

The new Sub-Advisory Agreements are substantially similar to the Sub-Advisory Agreements that are currently in effect (the "Current Agreements") except that Golden Capital would serve as sub-adviser instead of Wells Capital. Under the terms of the new Sub-Advisory Agreements, Golden Capital would be responsible, subject to the direction and control of Funds Management and the Board, for investing and reinvesting each Fund's assets in a manner consistent with each Trust's Declaration of Trust, registration statement, the investment guidelines, policies and restrictions established by the Board of the Trust and applicable federal and state law. As such, Golden Capital would have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Funds.

For providing these services under the new Sub-Advisory Agreements, Golden Capital would be entitled to receive a sub-advisory fee based on each Fund's average daily net asset value, calculated and paid monthly by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

Wells Fargo Advantage Disciplined U.S. Core Fund
Aggregate Average Daily Net Assets	Fee
First $100 million	0.250%
Next $200 million	0.200%
Over $300 million	0.150%

Wells Fargo Advantage Index Portfolio
Aggregate Average Daily Net Assets	Fee
First $100 million	0.050%
Next $100 million	0.030%
Over $200 million	0.020%

Funds Management would be solely responsible for paying this fee out of the advisory fees it receives from the Fund.

The proposed sub-advisory fee rates under the new Sub-Advisory Agreements are identical to those currently charged under the Current Agreements at various Fund asset levels as specified in the respective fee schedules to these agreements.

A comparison of the new Sub-Advisory Agreements to the Current Agreements follows below. A form of each new Sub-Advisory Agreement is attached as Exhibit B to this proxy statement.

Similar to the Current Agreements, under the new Sub-Advisory Agreements, Golden Capital would be responsible for providing additional services related to the continuous investment program for the Fund, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. Like the reporting obligations imposed on Wells Capital under the Current Agreements, the new Sub-Advisory Agreements require Golden Capital to report to the Board each calendar quarter regarding the investment performance of the Funds, important developments affecting the Trusts, the Funds or Golden Capital, and any other information that Golden Capital believes may be appropriate. In addition, the new Sub-Advisory Agreements require that Golden Capital furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Funds, on Golden Capital's own initiative or upon reasonable request by the Board or Funds Management, which are the same types of information that Wells Capital is required to furnish under the Current Agreements.

Similar to the Current Agreements, Golden Capital may subcontract any duties under the new Sub-Advisory Agreements, provided it maintains the responsibility and liability for such delegations. In addition, Golden Capital shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

Although not specifically described in the Current Agreements, the new Sub-Advisory Agreements would require Golden Capital to pay its own expenses for services to be provided by it, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trusts for amending each Trust's registration statement or supplementing each Fund's prospectuses solely to reflect a change in the personnel of Golden Capital, or to obtain shareholder approval of a new Sub-Advisory Agreement because of a "change in control" (as defined in Section 2(a)(9) of the 1940 Act), or to otherwise comply with federal securities regulations as a result of such a change. Except for expenses incurred by Golden Capital, the Funds are responsible for all of the ordinary business expenses incurred in their operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Funds in connection with membership in investment company organizations; and the cost of preparing, printing and distributing prospectuses, reports, notices and other materials to each Fund's shareholders.

Similar to the requirements imposed on Wells Capital under the Current Agreements, the new Sub-Advisory Agreements would require Golden Capital to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to Golden Capital; all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trusts as they may be amended from time to time; the provisions of the Declaration of Trust of each Trust, as it may be amended and supplemented from time to time; the provisions of the Internal Revenue Code; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by Golden Capital as described herein. Under the terms of the new Sub-Advisory Agreements, Golden Capital is required to notify Funds Management promptly if it materially violates any of the above or if it undergoes any material changes regarding Golden Capital that would impact disclosure in each Trust's registration statement.

The new Sub-Advisory Agreements provide that, when entering into a securities transaction, Golden Capital (or any affiliated person of Golden Capital) is prohibited from consulting with another sub-adviser to another fund in the fund complex (or its affiliates) concerning transactions in securities or other assets for the Funds. The foregoing provisions are not expressly described in the Current Agreements, but are implicit in Wells Capital's obligation under the Current Agreements to comply with applicable provisions of the 1940 Act and the rules and regulations thereunder in managing each Fund's assets. The new Sub-Advisory Agreements specity that Golden Capital is not responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of the Funds, but will provide assistance as reasonably requested by Fund Management; the Current Agreements do not specifically address Wells Capital's obligations with respect to these matters. In addition, unlike the Current Agreements, the new Sub-Advisory Agreements provide that Golden Capital shall only be liable for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations, and will be indemnified and held harmless by the Funds and Funds Management for all other losses. Arguably, this imposes a lower standard of care on Golden Capital than on Wells Capital which is held to a negligence standard under the Current Agreements.

If approved by shareholders of each Fund, the new Sub-Advisory Agreements would continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, each new Sub-Advisory Agreement is renewable annually for no more than one year by vote of the Board or the shareholders. The new Sub-Advisory Agreements may be terminated at any time without penalty by written notice of the Funds to Golden Capital in the event that the Board or the shareholders vote to terminate the new Sub-Advisory Agreements, or by Golden Capital upon 60 days' written notice. Consistent with the federal securities laws, the new Sub-Advisory Agreements also would terminate automatically upon their "assignment" as defined in the 1940 Act.

If the new Sub-Advisory Agreements are not approved by shareholders, the Funds will continue to operate in the same manner as they currently do while the Board considers an appropriate course of action.

The Current Agreements were last approved by the Trustees on March 18, 2011. The Disciplined U.S. Core Fund's Current Agreement was last approved by Shareholders on July 6, 2010. Interestholders of the Index Portfolio most recently approved its Current Agreement on August 22, 2002.

If Shareholders of the Disciplined U.S. Core Fund approve the new Sub-Advisory Agreement with Golden Capital, it is expected that Greg Golden will manage the Fund's assets. Mr. Golden serves as the President and Chief Executive Officer of Golden Capital. He is one of the founders of the firm. Mr. Golden graduated from Belmont University in 1992 with a B.B.A. in Finance. Prior to founding Golden Capital, he served as President and Portfolio Manager of Golden Capital Management, which was a division of Smith Asset Management Group, LP, which is a Dallas-based SEC registered investment adviser from March 1999 to September 2000. Before co-founding the division known as Golden Capital Management, he was Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation, and quantitative analysis. Mr. Golden was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute and the CFA North Carolina Society.

In addition, if Shareholders of the Disciplined U.S. Core Fund approve the new Sub-Advisory Agreement with Golden Capital, certain changes to the Disciplined U.S. Core Fund's principal investment strategies will be made as set forth below. However, the investment objective and principal investments of the Disciplined U.S. Core Fund will not change. At its meeting held on May 18, 2011, the Board of Trustees of the Trust approved the changes to the principal investment strategies of the Disciplined U.S. Core Fund in order to reflect the portfolio management style to be utilized by Golden Capital in managing the Disciplined U.S. Core Fund if Shareholders of the Disciplined U.S. Core Fund approve the new Sub-Advisory Agreement with Golden Capital.

Under normal circumstances, Wells Capital invests and Golden Capital will invest at least 80% of the Fund's net assets in equity securities of U.S. large-capitalization companies, which are defined as companies with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $910 million to $340.9 billion, as of November 1, 2010, and is expected to change frequently. Furthermore, Wells Capital and Golden Capital may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Disciplined U.S. Core Fund's Current Principal Investment Strategy:

Wells Capital employs a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. These fundamentally-based ideas are combined to drive stock selection. For example, stock selection characteristics include high relative cash-flow generation, favorable earnings estimate revisions, and strong corporate financial measures, among others. Our approach looks to achieve positive excess returns relative to the S&P 500® Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

Disciplined U.S. Core Fund's Proposed Principal Investment Strategy:

Golden Capital will employ a risk controlled investment approach to constructing a broadly diversified portfolio of companies with characteristics similar to the S&P 500 Index and a superior valuation and earnings profile. Our fundamental research identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company's relative valuation, operational and financial performance, and stock price behavior. Our approach seeks to achieve positive excess returns relative to the S&P 500® Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

If Shareholders of the Index Fund approve the new Sub-Advisory Agreement between Golden Capital and the Index Portfolio, it is expected that Brad Ursillo and Weidong Li will manage the Index Portfolio's assets.

Mr. Ursillo is an analyst with the Global Strategic Products team at Wells Capital. He joined Wells Capital from Evergreen Investments, where he served in a similar role beginning in 2000. He began his investment industry career in 1998 as a client service associate with Nvest Retirement Services. Mr. Ursillo earned a bachelor's degree in psychology from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Li is an analyst with the Global Strategic Products team at Wells Capital. He joined Wells Capital from Evergreen Investments, where he served in a similar role beginning in 2005. Previously, he served as senior manager with PanAgora Asset Management. He began his investment industry career in 1994 as a quantitative analyst with Invesco Management and Research. Earlier, he served as an assistant professor and researcher with the Shanghai Institute of Mechanical Engineering. Mr. Li earned a bachelor's degree in mathematics from the Jiaxing Teachers College, a master's degree in systems engineering from Shanghai Science & Technology, a master's degree in computer science from the University of Massachusetts, and a master's degree in finance from Bentley College. He has earned the right to use the Chartered Financial Analyst designation and the Chartered Market Technician designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Messrs. Ursillo and Li are expected to become employees of Golden Capital following the Stage 1 Closing.

No changes are proposed to be made to the investment objective, principal investment strategies or principal investments of the Index Fund or its corresponding Index Portfolio.

The Trustees' Considerations

At an in person meeting held on May 17-18, 2011 (the "Meeting"), the respective Boards of Trustees (each a "Board") of the Trust and Wells Fargo Master Trust ("Master Trust") (the "Trust" and "Master Trust" collectively, the "Trusts"), all the members of which have no direct or indirect interest in the sub-advisory agreements and are not "interested persons" of the respective Trusts, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (such members, the "Independent Trustees"), discussed and unanimously approved (i) a new Sub-Advisory Agreement among Funds Management, Golden Capital and the Trust on behalf of the Disciplined U.S. Core Fund, a portfolio series of the Trust and (ii) a new Sub-Advisory Agreement among Funds Management, Golden Capital and Master Trust on behalf of the Index Portfolio, a portfolio series of Master Trust and the portfolio in which the Index Fund invests.

Each consideration and approval occurred in anticipation of the expected termination of the Current Agreements among Funds Management, Wells Capital, as sub-adviser, and the Disciplined U.S. Core Fund and the Index Portfolio. The expected termination results from Wells Capital's agreement to contribute its Global Strategic Products advisory business to Golden Capital, which business includes each of the Current Agreements for the Disciplined U.S. Core Fund and the Index Portfolio, in exchange for an additional 20% ownership interest in Golden Capital (the "Transaction"). The respective Boards unanimously agreed to recommend that shareholders or interestholders of each of the Disciplined U.S. Core Fund and the Index Portfolio approve the new Sub-Advisory Agreement with Golden Capital with respect to that fund. The Board of the Trust further unanimously agreed to recommend that shareholders of the Index Fund, the majority interestholder of the Index Portfolio, approve the new Sub-Advisory Agreement with Golden Capital for the Index Portfolio. If approved by shareholders, the new Sub-Advisory Agreements would replace the Current Agreements with Wells Capital for the Disciplined U.S. Core Fund and the Index Portfolio.

In determining whether to approve the new Sub-Advisory Agreements, the respective Boards considered a presentation from Funds Management at the Meeting regarding the Transaction (the "Presentation"). The Boards also considered various alternatives to retaining Golden Capital as sub-adviser to the Disciplined U.S. Core Fund and the Index Portfolio as a result of the Transaction, including the possible retention of other sub-advisers to one or both of the funds. The Boards had previously met with investment professionals of Golden Capital, including the proposed lead portfolio managers of each of the Disciplined U.S. Core Fund and the Index Portfolio and the Chief Compliance Officer of Golden Capital. The Presentation included, among other things, (i) information regarding the current and proposed ownership structure of Golden Capital as a result of the Transaction; (ii) a copy of the form of each new Sub-Advisory Agreement; (iii) information regarding the experience, personnel and investment processes and strategies of Golden Capital and the benefits of combining the Global Strategic Products group from Wells Capital with the existing investment capabilities at Golden Capital; (iv) assurances from Funds Management that there would be no change to the existing gross/net expenses of the Disciplined U.S. Core Fund and the Index Portfolio or to the sub-advisory fees for the Disciplined U.S. Core Fund and the Index Portfolio; (v) assurances from Funds Management that there would be no change to the investment objective or principal investments of the Disciplined U.S. Core Fund and that there would be no change to the investment objective, principal investments or principal investment strategy of the Index Portfolio; (vi) the fact that, as a result of the change in sub-adviser to Golden Capital, the principal investment strategy of the Disciplined U.S. Core Fund would be modified to reflect the new portfolio managers' investment style; and (vii) assurances from Funds Management and Golden Capital that Golden Capital possesses the capabilities and resources needed to provide investment sub-advisory services to each of the Disciplined U.S. Core Fund and the Index Portfolio. The Boards also considered the detailed materials received from Golden Capital (which currently acts as a sub-adviser for other Wells Fargo Advantage Funds) as part of the most recent annual re-approval process under Section 15 of the 1940 Act, which included a description of Golden Capital's current business continuity and disaster recovery plan, a copy of the current code of ethics of Golden Capital and a description of Golden Capital's compliance program.

At the Meeting, the Independent Trustees also met in executive session with their independent legal counsel to discuss information relating to the Transaction and its effect on the Disciplined U.S. Core Fund, the Index Portfolio and the Index Fund. After receiving and considering the information described herein, the Boards, which consist solely of Independent Trustees, determined that it was in the best interest of shareholders to replace the Current Agreements with the new Sub-Advisory Agreements and unanimously approved the new Sub-Advisory Agreements, subject to the required shareholder approval. The following is a summary of the Boards discussion and views regarding certain factors relevant to their consideration of the new Sub-Advisory Agreements.'

Nature, Extent and Quality of Services

The Boards received and considered various data and information that they believed necessary to evaluate the nature, extent and quality of services provided to the Disciplined U.S. Core Fund and the Index Portfolio by Wells Capital under the Current Agreements and proposed to be provided by Golden Capital to the Disciplined U.S. Core Fund and the Index Portfolio under the new Sub-Advisory Agreements. The Boards noted that the nature and extent of services under the Current Agreements and the new Sub-Advisory Agreements were substantially similar, in that Wells Capital was, and Golden Capital would be, required to provide day-to-day portfolio management services for the assets of the Disciplined U.S. Core Fund and the Index Portfolio and comply with all policies of the Trusts and applicable laws, rules and regulations. Among other information, the Boards reviewed and analyzed materials on Golden Capital and considered the Presentation, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Golden Capital.

With respect to the quality of services anticipated to be provided by Golden Capital, the Boards considered, among other things, the background and experience of Golden Capital's senior management and the expertise of, and amount of attention expected to be given to the Disciplined U.S. Core Fund and the Index Portfolio by, senior investment personnel of Golden Capital, as well as the fact that Golden Capital will have additional personnel from the Global Strategic Products team following the closing of the Transaction. In so doing, the Board also reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are expected to be primarily responsible for day-to-day portfolio management services furnished to each of the Disciplined U.S. Core Fund and the Index Portfolio. In particular, the Board received information regarding Golden Capital's portfolio management team members, including years of experience in the money management industry and the fact that the proposed portfolio managers to each of the Disciplined U.S. Core Fund and Index Portfolio possessed strong capabilities in pursuing a large-cap core equity investment strategy.

Based on the above factors, together with those referenced below, the Boards concluded that they anticipated that the nature, extent and quality of the investment sub-advisory services to be provided to the Disciplined U.S. Core Fund and the Index Portfolio by Golden Capital would be satisfactory and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Golden Capital under the new Sub-Advisory Agreements should be comparable to the quality of investment sub-advisory services provided by Wells Capital under the Current Agreements and the quality of such services provided by Golden Capital to other funds in the complex.

Each Board's decision to approve the applicable new Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In approving the new Sub-Advisory Agreements, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee attributed different weights to various factors. Each Board evaluated information provided to it with respect to the Disciplined U.S. Core Fund and the Index Portfolio specifically as it considered appropriate.

In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Golden Capital about various topics in light of Golden Capital's sub-advisory relationship with other Wells Fargo Advantage Funds. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the respective Boards in concluding that each was satisfied with the nature, extent and quality of the investment sub-advisory services to be provided to each of Disciplined U.S. Core Fund and the Index Portfolio by Golden Capital.

Performance and Expenses

The Board received and considered information about the investment performance during specified periods of a composite of mutual funds and discretionary investment accounts managed by senior investment professionals of Golden Capital that followed investment objectives and strategies substantially similar to the Disciplined U.S. Core Fund's investment objective and strategies, as proposed to be modified. The Board noted the limitations inherent in such performance data, and compared such performance data to an appropriate benchmark and peer group and to the historic performance of the Disciplined U.S. Core Fund while managed by Wells Capital. The Board received and considered information about the investment performance of the Index Portfolio and took note of the continuity of the investment style and the portfolio managers proposed to be employed by Golden Capital.

The respective Boards noted and viewed favorably Funds Management's assurances that there would be no change to either the Disciplined U.S. Core Fund's or the Index Portfolio's net expense ratios.

Based on the above-referenced considerations and other factors, the respective Board concluded that it was reasonable to retain Golden Capital to sub-advise each of the Disciplined U.S. Core Fund and the Index Portfolio.

Sub-Advisory Fee Rates

The Boards also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Golden Capital for investment sub-advisory services (the "Sub-Advisory Agreement Rates") under the new Sub-Advisory Agreements. The Boards noted that for providing these services under the new Sub-Advisory Agreements, Golden Capital would be compensated at the same fee rate previously paid to Wells Capital. The Boards received and considered information about the fee rates charged by Golden Capital to separate accounts and mutual funds managed using the same or similar investment style proposed to be used for the Disciplined U.S. Core Fund and the Index Portfolio.

Each Board concluded that the respective Sub-Advisory Agreement Rate is fair and reasonable, based on its consideration of the factors described above.

Profitability

The Boards did not consider profitability information with respect to Golden Capital. Because the proposed engagement of Golden Capital would be made under new sub-advisory contracts, there is no historical profitability with regard to its proposed arrangements with either the Disciplined U.S. Core Fund or the Index Portfolio. The Boards also considered that any projection of profitability would in any event be uncertain, given that such a projection would depend on many assumptions, which are by their nature speculative.

Economies of Scale

The Boards did not review specific information regarding possible economies of scale with respect to the management of either the Disciplined U.S. Core Fund or the Index Portfolio, principally because the Boards regard that information as less relevant at the sub-adviser level. Each Board noted that the investment advisory agreement with Funds Management for each Fund contained breakpoints, which operate generally to reduce the effective advisory fee rates of the Funds as they grow in size. Each Board also noted that it reviews information regarding potential economies of scale at its annual, in-person meeting to consider the reapproval of the each fund's investment advisory agreement with Funds Management, and may do so more frequently as appropriate.

Other Benefits to the Sub-Adviser

The respective Boards considered potential "fall-out" or ancillary benefits that could be received by Golden Capital as a result of its relationship with the Disciplined U.S. Core Fund and the Index Portfolio. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Golden Capital with the Disciplined U.S. Core Fund and the Index Portfolio (such as soft dollar credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Golden Capital's business as a result of its relationship with the Disciplined U.S. Core Fund and the Index Portfolio.

Other Factors and Broader Review

The Boards considered the nature and extent of the sub-adviser selection process. Golden Capital was selected as sub-adviser based on the nature, extent and quality of the services anticipated to be provided by Golden Capital to the Disciplined U.S. Core Fund and the Index Portfolio. As discussed above, each Board reviews detailed materials received from Funds Management and Golden Capital annually as part of the re-approval process under Section 15 of the 1940 Act with respect to other Wells Fargo Advantage Funds for which Golden Capital currently serves as sub-adviser, and also reviews and assesses information about the quality of the services that such other funds sub-advised by Golden Capital receive throughout the year.

Conclusion

No single factor was determinative. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, each Board unanimously concluded that the terms of the respective new Sub-Advisory Agreement are fair and reasonable and that approval of the respective new Sub-Advisory Agreement was in the best interest of the Disciplined U.S. Core Fund or the Index Portfolio, as applicable, and its shareholders. Accordingly, the Boards unanimously approved the respective new Sub-Advisory Agreements, subject to shareholder approval.

Managing Directors and Principal Executive Officers and Directors of Golden Capital

The following is a list of Golden Capital's managing directors and principal executive officers and directors.

Name Principal and Occupation(s)
Greg W. Golden, Chief Executive Officer and President
Jeffrey C. Moser, Chief Operating Officer
Jonathan W. Cangalosi, Managing Director of Sales and Client Services
Lynette W. Alexander, Managing Director of Operations
Fereidoun Karimian, Director of Quantitative Research
Robert B. Carroll, General Counsel and Chief Compliance Officer

Other Similar Funds Managed by Golden Capital

The following table contains certain information regarding funds for which Golden Capital provides or is proposed to provide investment advisory services and that may have similar investment objectives and policies as the Disciplined U.S. Core Fund and the Index Portfolio.

Name of Fund	Investment Objective	Net Assets as of 5/31/11	Adviser Advisory Fee Rate[1]	Sub-Adviser Sub-Advisory Fee Rate
Golden Large Cap Core Fund	The fund seeks to achieve long-term capital appreciation.	148,997,149	Golden Capital 0.70%	N/A
Wells Fargo Advantage Disciplined U.S. Core Fund[2]	The fund seeks long-term capital appreciation.	570,474,626	Funds Management First $1 billion - 0.300% Next $4 billion - 0.275% Over $5 billion - 0.250%	Wells Capital First $100 million - 0.250% Next $200 million - 0.200% Over $300 million - 0.150%
Wells Fargo Advantage Index Portfolio[2]	The portfolio seeks to replicate the total return of the S&P 500 Index, before expenses.	2,531,549,283	Funds Management First $500 million - 0.100% Next $500 million - 0.100% Next $2 billion - 0.075% Next $2 billion - 0.075% Over $5 billion - 0.050%	Wells Capital First $100 million - 0.050% Next $200 million - 0.030% Over $300 million - 0.020%
Wells Fargo Advantage Large Cap Core Fund	The fund seeks long-term capital appreciation.	181,052,948	Funds Management First $500 million - 0.650% Next $500 million - 0.625% Next $1 billion - 0.600% Next $2 billion - 0.575% Over $4 billion - 0.550%	Golden Capital First $1 billion - 0.350% Over $1 billion - 0.300%
1	The investment adviser has waived, reduced or otherwise agreed to reduce its compensation.
2

Although this Fund is currently sub-advised by Wells Capital, shareholders of the Fund are being asked to approve a new Sub-Advisory Agreement with Golden Capital. If approved by shareholders, Golden Capital will become the sub-adviser of the Fund and would be entitled to receive the same sub-advisory fee rate as Wells Capital.

Service Providers

Investment Adviser and Administrator. Funds Management, located at 525 Market Street, San Francisco, California 94105, serves as the investment adviser and administrator for the Disciplined U.S. Core Fund and the Index Portfolio. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. No change in the investment adviser is being proposed in connection with this proxy statement.

Funds Management became the investment adviser for the Disciplined U.S. Core Fund on July 19, 2010. For the Disciplined U.S. Core Fund's most recent fiscal year, the Disciplined U.S. Core Fund paid $1,461,315 in advisory fees, which included $40,035 of fee waivers. Amounts paid by the Disciplined U.S. Core Fund prior to July 19, 2010 were paid by the predecessor fund to its adviser. For the Index Portfolio's most recent fiscal year, the Index Portfolio paid $1,779,953 in advisory fees, which included $7,064 of fee waivers.

Funds Management became the administrator for the Disciplined U.S. Core Fund on July 19, 2010. For the Disciplined U.S. Core Fund's most recent fiscal year, the Disciplined U.S. Core Fund paid $747,681 in administrative services fees. Amounts paid by the Disciplined U.S. Core Fund prior to July 19, 2010 were paid by the predecessor fund to its administrator. For the Index Fund's most recent fiscal year, the Index Fund paid $527,630 in administrative service fees.

Investment Sub-adviser. Wells Capital currently serves as sub-adviser to the Disciplined U.S. Core Fund and the Index Portfolio. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105. As discussed in this proxy statement, it is proposed that Golden Capital serve as sub-adviser to the Disciplined U.S. Core Fund and the Index Portfolio pursuant to new Sub-Advisory Agreements which Shareholders of the Disciplined U.S. Core Fund and the Index Fund are being asked to approve. Golden Capital is located at Five Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

Principal Underwriter/Distributor.  Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Wells Fargo Advantage Disciplined U.S. Core Fund	$11,581	$11,581
Wells Fargo Advantage Index Fund	$30,170	$30,170

Below are the distribution fees paid by the Funds for the most recent fiscal year. Administrator class and Institutional class shares do not pay 12b-1 fees.

Wells Fargo Advantage Disciplined U.S. Core Fund
Share Class	Class C
Total	$93,337
Printing, Mailing & Prospectuses	$0
Compensation to Underwriters	$0
Compensation to Broker/Dealers	$93,337
Other	$0

Wells Fargo Advantage Index Fund
Share Class	Class B	Class C
Total	$188,676	$683,008
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$136,638	$0
Compensation to Broker/Dealers	$49,548	$683,008
Other	$2,490	$0

SIMULTANEOUS MEETINGS

The special meetings of Shareholders for the Funds are scheduled to be held at the same time as the meetings of shareholders of certain other Wells Fargo Advantage Funds. It is anticipated that all meetings will be held simultaneously, however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, with respect to each Fund, neither the Fund's officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR PROPOSALS

With respect to each of the Disciplined U.S. Core Fund and the Index Portfolio, approval of the new Sub-Advisory Agreement with Golden Capital requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Shareholder Proposals

Each Fund is not generally required to hold annual or special meetings of Shareholders. With respect to each Fund, Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting of the Fund should send their written proposals to the Secretary of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC.

C. David Messman, Secretary

June 14, 2011

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call The Altman Group, our proxy solicitor, at (866) 828-6931 (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of May 26, 2011, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Wells Fargo Advantage Disciplined US Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
None	A	None	None
MLPF & S For The Sole Benefit	C	252,431.652	36.59%
Of Its Customers
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246-6484
Pershing, LLC	C	67,000.714	9.17%
PO Bos 2052
Jersey City, NJ 07303-2052
Citigroup Global Markets, Inc.	C	57,673.669	8.36%
House Account
Attn: Peter Booth, 7th Floor
333 West 34th Street
New York, NY 10001-2402
Wells Fargo Bank, NA	Administrator	13,187,115.752	71.43%
FBO Omnibus Account Cash/Cash
PO Box 1533
Minneapolis, MN 55480-1533
Wells Fargo Bank	Administrator	1,297,488.632	7.03%
FBO 401k Plans
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522
Wells Fargo Bank, NA	Administrator	1,071,855.146	5.81%
FBO Omnibus Account Cash/Reinv
PO Box 1533
Minneapolis, MN 55480-1533
Wells Fargo Funds Seeding Account	Institutional	834.613	100.00%
MAC# A0103-091
525 Market Street, 9th Floor
San Francisco, CA 94105-2779

Wells Fargo Advantage Index Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Wells Fargo Bank	A	656,813.513	7.93%
FBO 414k Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522
MLPF & S For The Sole Benefit	B	22,727.047	5.36%
Of Its Customers
Attn: Mutual Fund Administration
4800 Deer Lake Dr. E, Flr. 3
Jacksonville, FL 32246-6484
MLPF & S For The Sole Benefit	C	663,431.7160	38.58%
Of Its Customers
Attn: Mutual Fund Administration
4800 Deer Lake Dr. E, Flr. 3
Jacksonville, FL 32246-6484
Wells Fargo Bank, NA	Administrator	18,963,068.457	52.67%
Omnibus Acct for Various Ret Plans
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522
Wells Fargo Bank, NA	Administrator	9,590,481.109	26.64%
FBO Index Fund Reinvest/Reinvest
PO Box 1533
Minneapolis, MN 55480-1533
Wells Fargo Bank	Administrator	2,278,767.354	6.33%
FBO Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522
Wells Fargo Bank, NA	Administrator	1,813,528.596	5.04%
FBO Index Fund I
Attn: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533
Prudential Investment Mgmnt. Services	Investor	335,840.983	12.10%
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 05-11-20
100 Mulberry Street
Newark, NJ 07102-4056

Exhibit B

FORM OF NEW SUB-ADVISORY AGREEMENTS

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GOLDEN CAPITAL MANAGEMENT, LLC

This AGREEMENT is made as of this 16th day of July, 2010, by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Golden Capital Management, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies or for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in a Fund's documents, (A) the composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Boards.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Funds, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262, Attention: Rob Carroll.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO MASTER TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GOLDEN CAPITAL MANAGEMENT, LLC

This AGREEMENT is made as of this [ ] day of [ ], 2011, by and among Wells Fargo Master Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Golden Capital Management, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in its registration statement and in the prospectus and statement of additional information of any fund that invests substantially all of its assets in the Fund relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies or for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in a Fund's documents, (A) the composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements of any fund that invests substantially all of its assets in the Fund (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Boards.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information of any fund that invests substantially all of its assets in the Fund distributed to such fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the prospectus of any fund that invests substantially all of its assets in the Fund, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials or the offering materials of any fund that invests substantially all of its assets in the Fund (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Funds, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262, Attention: Rob Carroll.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Disciplined U.S. Core Fund (“Disciplined U.S. Core Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Disciplined U.S. Core Fund to be held at 10:30 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

To consider and act upon a new Sub-Advisory Agreement with Golden Capital Management, LLC.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

Wells Fargo Advantage INDEX FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Index Fund (“Index Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Index Fund to be held at 10:30 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.   Example: [ ]

PROPOSAL:

To consider and act upon a new Sub-Advisory Agreement with Golden Capital Management, LLC.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP: